UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 7, 2006
                                                        (February 1, 2006)

                                   REFCO INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     001-32604              20-2537426
-------------------------------  ------------------------  -------------------
 (State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
       of Incorporation)                                   Identification No.)


               One World Financial Center
               200 Liberty Street, Tower A
               New York, New York                     10281
                ------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


      (Registrant's Telephone Number, Including Area Code) (212) 693-7000

                                 Not Applicable
    ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
-------------------------------------------------------------------------------

On February 3, 2006, Refco Inc. ("Refco") issued a press release (the "Press Release") announcing that it had appointed Stephen J. Friedman (67), Bradley Eric Scher (45) and Wallace O. Sellers (76) to serve as new, independent members of Refco's board of directors.

Mr. Friedman has been dean of Pace University School of Law since July 2004. Prior to that, he was a senior partner at Debevoise & Plimpton LLP, where he was co-chairman of the firm's corporate department from 1993 to 2000. He has also served as executive vice president and general counsel of The Equitable Companies Incorporated and its subsidiary, The Equitable Life Assurance Society of the United States and was an executive vice president of the E.F. Hutton Group Inc. Mr. Friedman was a commissioner of the Securities and Exchange Commission from 1980 to 1981 and deputy assistant secretary of the Treasury for Capital Markets Policy from 1978-1979.

Since 2002, Mr. Scher has been the managing member of Ocean Ridge Capital Advisors, LLC, a financial advisory company established to assist investors, managements and boards of directors of financially and/or operationally underperforming companies. From 1990 to 1996 and 1996 to 2002, he managed portfolios of distressed investments at Teachers Insurance and Annuity Association of America and PPM America, Inc., respectively.

Mr. Sellers is the retired president, chief executive officer and a founder of Enhance Financial Services Group, Inc., the first monoline reinsurer for the financial guarantee industry. He had previously held various management positions, including Senior Director of Securities Research, at Merrill Lynch & Co. Following his retirement from Enhance, Mr. Sellers was a founder of Natural Gas Services, Inc., where he was chairman of the board from 2001 until 2004. He is currently a trustee of the Hudson Institute of Washington, D.C. and a member of the board of overseers of Roger Williams University.

The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.
----------------------------------------------

         (c) Exhibits.


Exhibit
Number                Description
-------               -----------

Exhibit 99.1          Press Release, dated February 3, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         REFCO INC.

Date: February 7, 2006
                                         By: /s/ Mark Slane
                                             ----------------------------
                                             Mark Slane
                                             Vice President and Secretary

                                 EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------

Exhibit 99.1          Press Release, dated February 3, 2006